TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus

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Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Moderate VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation –Growth VP

Transamerica International Moderate Growth VP

The following replaces the corresponding information in the Prospectus for the portfolios listed above relating to J.P. Morgan Investment Management Inc. under the sections entitled “Management”. Transamerica Asset Management, Inc. continues to serve as the portfolios’ investment manager.

Sub-Adviser:	Portfolio Managers:
J.P. Morgan Investment	Michael Feser, CFA, Portfolio Manager since 2016
Management Inc.	Grace Koo, Ph.D., Portfolio Manager since 2016
Jeff Geller, CFA, Portfolio Manager since 2016

The following replaces the corresponding information in the Prospectus for the portfolios listed above relating to J.P. Morgan Investment Management Inc. under the section entitled “Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years

Michael Feser, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 1994; portfolio manager for Multi-Asset Solutions; Member of JPMAM’s long-term capital markets assumptions committee

Grace Koo, Ph.D.	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team

Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions

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Investors Should Retain this Supplement for Future Reference

July 1, 2016